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EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is dated as of March 17, 2004, by and among MIV Therapeutics, Inc. (the "COMPANY"), and the purchasers listed on SCHEDULE 1 hereto (each a "PURCHASER" and collectively, the "PURCHASERS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company the (i) number of shares of Common Stock, and (ii) Warrants set forth opposite each Purchaser's name on SCHEDULE 1 hereto (collectively, the "Offering").

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this SECTION 1.1:

         "ACTION" shall have the meaning ascribed to such term in SECTION
3.1(j).

         "AGENT SHARES" shall have the meaning ascribed to such term in SECTION
2.6 of this Agreement.

         "AGENT WARRANT AGREEMENT" shall mean the Placement Agent's Warrant Agreement dated as of the Closing Date.

         "AGENT WARRANTS" shall have the meaning ascribed to such term in
SECTION 2.6 of this Agreement.

         "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

         "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

         "CLOSING" means the closing of the purchase and sale of the Common Stock and the Warrants pursuant to Section 2.1 on March 17, 2004, or such other date as agreed to by the parties.


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         "CLOSING DATE" means the date of the Closing.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the Company's common stock, par value $.001 per share, and any securities into which such Common Stock may hereafter be reclassified.

         "COMMON STOCK EQUIVALENTS" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

         "COMPANY COUNSEL" means Braun & Company.

          "DISCLOSURE SCHEDULES" means the Disclosure Schedules attached hereto.

         "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "INVESTOR SECURITIES" means the Shares, the Warrants and the Warrant Shares.

         "LIENS" means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

         "MATERIAL ADVERSE EFFECT" shall have the meaning ascribed to such term in SECTION 3.1(b).

         "MATERIAL PERMITS" shall have the meaning ascribed to such term in
SECTION 3.1(m).

         "PER SHARE PURCHASE PRICE" means $0.45, subject to adjustment for reverse of forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and before the Closing.

         "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

         "PLACEMENT AGENT" means Rockwood, Inc.

         "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares and by the Placement Agent of the Agent Shares.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of EXHIBIT A hereto.

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         "RULE 144" means Rule 144 promulgated by the Commission pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "SEC REPORTS" shall have the meaning ascribed to such term in SECTION 3.1(h).

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SERIES A WARRANTS" means the common stock purchase warrants in the form of EXHIBIT B-1 hereto issuable to each Purchaser at Closing; such Series A Warrants are exercisable to purchase up to the number of shares of Common Stock equal to 50% of the aggregate number of Shares to be issued to such Purchaser at the Closing, which shall be exercisable immediately and have an exercise price equal to $0.66 per share and be exercisable for a period of five years from the Closing Date.

         "SERIES B WARRANTS" means the common stock purchase warrants in the form of EXHIBIT B-2 hereto issuable to each Purchaser at Closing; such Series B Warrants are exercisable to purchase (i) up to the number of shares of Common Stock equal to 50% of the aggregate number of Shares to be issued to such Purchaser at the Closing, which shall have an exercise price equal to $0.66 per share and be exercisable for a period of six months commencing on the Effective Date, but in no event shall such Series B Warrants be exercisable after the fifth anniversary of the Closing Date and (ii) up to the number of shares of Common Stock equal to 25% of the aggregate number of Shares to be issued to such Purchaser at the Closing, which shall have an exercise price equal to $0.75 per share and be exercisable for a period of six months commencing on the Effective Date, but in no event but in no event shall such Series B Warrants be exercisable after the fifth anniversary of the Closing Date.

         "SHARES" means the shares of Common Stock purchased by the Purchasers pursuant to this Agreement.

         "SUBSCRIPTION AMOUNT" means as to each Purchaser, the amounts set forth below such Purchaser's signature block on the Signature Page of this Agreement in United States Dollars and in immediately available funds.

         "SUBSIDIARY" shall have the meaning ascribed to such term in SECTION 3.1(a).

          "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), and (ii) hereof, then Trading Day shall mean a Business Day.

         "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

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         "TRANSACTION DOCUMENTS" means this Agreement, the Registration Rights
Agreement, the Series A Warrants, the Series B Warrants, the Placement Agent Warrant Agreement, the Agent Warrant(s) and any and all other documents or agreements executed in connection with the transactions contemplated hereunder.

         "TRANSACTION SECURITIES" means the Shares, the Warrants, the Warrant Shares, the Agent Warrants and the Agent Shares.

          "WARRANTS" means collectively the Series A Warrants and Series B Warrants issuable to each Purchaser at Closing.

         "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                  ARTICLE II.

                                PURCHASE AND SALE

         2.1 CLOSING. On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Company shall sell and issue to each Purchaser and each Purchaser shall purchase from the Company such number of Shares as shall equal such Purchaser's Subscription Amount divided by the Per Share Purchase Price. The Warrants shall be issued without additional consideration. The aggregate number of Shares and Warrants each Purchaser shall receive is set forth opposite each Purchaser's name on SCHEDULE 1 hereto. Upon satisfaction of the conditions set forth in SECTION 2.2, the Closing shall occur at the offices of Duncan Capital at 830 Third Avenue, 14th Floor, New York, New York 10022, or such other location as the parties shall mutually agree.

         2.2 CLOSING CONDITIONS.

         (a) At the Closing, the Company shall deliver or cause to be delivered to:

                  (i) each Purchaser, a restricted stock certificate for such number of Shares set forth next to such Purchaser's name on SCHEDULE 1 hereto purchased by each Purchaser;

                  (ii) each Purchaser, a Series A Warrant, registered in the name of such Purchaser, as duly executed by the Company, entitling such Purchaser to purchase such amount of Warrant Shares as set forth next to such Purchaser's name on SCHEDULE 1 hereto;

                  (iii) each Purchaser, a Series B Warrant, registered in the name of such Purchaser, as duly executed by the Company, entitling such Purchaser to purchase such amount of Warrant Shares as set forth next to such Purchaser's name on SCHEDULE 1 hereto;

                  (iv) each Purchaser, the Registration Rights Agreement duly executed by the Company;

                  (v) each Purchaser, this Agreement duly executed by the Company;

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                  (vi)     each Purchaser and the Placement Agent, a legal
                           opinion from Company Counsel in form and substance reasonably satisfactory to the Placement Agent;

                  (vii) the Placement Agent a certificate of the Chief Executive Officer and Chief Financial Officer of the Company stating, among other things, that (i) all the conditions set forth in SECTION 2.2 of this Agreement have been satisfied, (ii) except as set forth in any Schedule to this Agreement, since November 30, 2003, there has been no event, condition or circumstance that has had or could reasonably be expected to have a Material Adverse Effect, and (iii) the Company has complied with all its covenants and agreements set forth in the Transaction Documents;

                  (viii) the Placement Agent, a certificate of the Secretary of the Company containing, among other items: (i) true and complete copies, as of the Closing Date, of the Articles of Incorporation and any amendments thereto and the By-Laws, and any amendments thereto, of the Company, and (ii) true and complete copies of the resolutions of the Board of Directors of the Company approving Transaction Documents, Placement Agent compensation, the Offering and all documents and matters relating thereto; and

                  (ix) to the Placement Agent, a Good Standing Certificate dated the Closing Date.

         (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

                  (i)      this Agreement duly executed by such Purchaser;

                  (ii) such Purchaser's payment for the Shares and Warrants being purchased from the escrow account by wire transfer;

                  (iii) the Registration Rights Agreement duly executed by such Purchaser; and

                  (iv) the completed and executed Selling Shareholder Questionnaire in the form annexed hereto as EXHIBIT C.

         (c) All representations and warranties of each of the parties herein shall remain true and correct as of the Closing Date.

         (d) As of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

         (e) From the date hereof to the Closing Date, (i) trading in the Common Stock shall not have been suspended; (ii) trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market; and (iii) no banking moratorium shall have been declared either by the United States or New York State authorities.

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         2.3 ESCROW PROVISIONS. Pending the sale of the Shares and the Warrants, all funds paid hereunder shall be deposited in a trust account maintained at Manufacturers Bank, 1301 Dove Street, Newport Beach, California 92660 (the "BANK"), which is maintained by Stepp Law Group (the "ESCROW AGENT") (the "BANK ACCOUNT"), pursuant to an escrow agreement by and among the Escrow Agent, the Company, and the Placement Agent (the "ESCROW AGREEMENT"). If a Closing has not occurred on or prior to March 23, 2004, or such later date mutually agreed by the Company and the Placement Agent (the "TERMINATION DATE"), then this
Agreement shall be void and all funds paid hereunder by each Purchaser shall be promptly returned to the Placement Agent without interest and/or deduction, except for those fees, if any, charged by the Bank regarding the transfer by wire of funds pursuant to this Agreement and the Escrow Agreement, subject to
Section 2.5 hereof. If a Closing occurs on or prior to the Termination Date, then all net purchase proceeds shall be paid to the Company within three (3) business days thereafter.

         Each Purchaser, by his, her or its signature to this Agreement, hereby acknowledges and agrees, for the benefit of the Escrow Agent, that the Escrow Agent is not a co-issuer, employee, affiliate, agent, or other representative of the Company or the Placement Agent regarding the offer and sale of the Transaction Securities sold by the Company, pursuant to this Agreement, or otherwise, but the Escrow Agent is acting as escrow agent to accommodate the closing of the purchase of those securities for the Company and the Placement Agent.

         Each Purchaser, by his, her or its signature to this Agreement, hereby represents, warrants, and covenants, for the benefit of the Escrow Agent, that such Purchaser has not received from the Escrow Agent, directly or indirectly, any representation, warranty, covenant, or other information, in any form whatsoever, regarding the purchase of the Investor Securities. Accordingly, each Purchaser, by his, her or its signature to this Agreement, hereby represents, warrants, and covenants that such Purchaser has not relied upon any representation, warranty, covenant, or other information from the Escrow Agent regarding such Purchaser's decision to purchase the Investor Securities.

         Each Purchaser, by his, her or its signature to this Agreement, hereby represents, warrants, and covenants, for the benefit of the Escrow Agent, that such Purchaser, is aware that the Escrow Agent has served as counsel for the Company and currently serves as counsel for affiliates of the Company; PROVIDED, HOWEVER, the Escrow Agent does not serve as counsel for the Company on the date of this Agreement.

         Each Purchaser, by his, her or its signature to this Agreement, and assuming the proper execution by the Escrow Agent of its duties pursuant to the Escrow Agreement, hereby unconditionally, irrevocably, and forever indemnifies and releases the Escrow Agent, to the maximum extent permitted by applicable law, for any and all claims of Purchaser of any nature whatsoever which may exist at any time, either on the date of such Purchaser's purchase of such Investor Securities or come into existence at any time in the future, in any way resulting from or relating to such Purchaser's purchase of the Investor Securities from the Company pursuant to the provisions of this Agreement, or otherwise.

         Each Purchaser, by his, her or its signature to this Agreement, for the benefit of the Escrow Agent, represents, warrants, and covenants that such Purchaser understands the meaning and legal consequences of the representations, warranties, and covenants specified in this Section 2.3 and that the Escrow Agent has relied on and will continue to rely on those representations, warranties, and covenants as a condition to and as consideration for the performance of the escrow services by the Escrow Agent pursuant to the provisions of the Escrow Agreement.

                                       6

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         2.4 CERTIFICATES. Each Purchaser hereby authorizes and directs the
Company, upon each Closing, to deliver certificates representing the Shares and Warrants to be issued to such Purchaser pursuant to this Agreement to each Purchaser's address indicated in this Agreement.

         2.5 RETURN OF FUNDS. Each Purchaser hereby authorizes and directs the Company to return any funds for unaccepted purchases to the same account from which the funds were drawn.

         2.6 EXPENSES; FEES. Simultaneously with payment for and delivery of the Shares and Warrants, at each Closing, the Company shall: (i) pay to the Placement Agent a cash fee equal to ten (10%) percent of the aggregate purchase price of the Shares and Warrants sold (the "CASH FEE"); (ii) reimburse the Placement Agent for its actual out-of-pocket expenses incurred in connection with the Offering, including, without limitation, the reasonable fees and expenses of its legal counsel, not to exceed legal fees of $20,000; (iii) pay all expenses in connection with the qualification of the Securities under the blue sky laws of the states which the Placement Agent shall designate, including filing fees and disbursements in connection with such blue sky matters; (iv) pay certain fees to the Escrow Agent for acting as escrow agent; and (v) issue to the Placement Agent five (5) year warrants (the "AGENT WARRANTS") to purchase such number of shares of Common Stock (the "AGENT SHARES") as shall equal ten (10%) percent of the aggregate number of (a) Shares sold in the Offering , and
(b) Warrant Shares issuable upon exercise of the Warrants as of the Closing, at a per share exercise price equal to the Per Share Purchase Price.

         2.7 PLACEMENT AGENT. The Investor Securities are being offered on a "best-effort" basis by the Placement Agent. The Placement Agreement reserves the right, but is under no obligation, to sell to its affiliates Shares and Warrants on the terms provided herein.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth under the corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each
Purchaser:

                  (a) SUBSIDIARIES. Other than as disclosed on SCHEDULE 3.1(A) hereto, the Company has no direct or indirect operating subsidiaries (a "SUBSIDIARY" and collectively, the "SUBSIDIARIES"). Except as set forth on
SCHEDULE 3.1(A), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the

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Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or
(iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) AUTHORIZATION; ENFORCEMENT; VALIDITY. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further corporate action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, certificates of designation (or similar document related to preferred stock), bylaws and/or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise), or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

                  (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing with the Commission of the Registration Statement, the application(s) and approvals to each Trading Market for the listing of the Shares, Warrant Shares and the Agent Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings.

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                  (f) ISSUANCE OF THE SECURITIES. All of the Transaction
Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock such number of shares of Common Stock so as to permit the issuance of the Shares, the Warrant Shares and the Agent Shares.

                  (g) CAPITALIZATION. Immediately prior to the Closing, the issued and outstanding shares of the Company's capital stock (Common Stock and preferred stock), all warrants, options and other securities convertible and/or exchangeable into capital stock shall be as disclosed on SCHEDULE 3.1(g) hereto. All of the Company's outstanding securities have been and are, or upon issuance will be duly authorized, validly issued, fully paid and non-assessable. Except as disclosed in SCHEDULE 3.1(g), (i) no shares of the Company's capital stock are subject to any preemptive rights, right of participation, right of first refusal or any other similar rights; (ii) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem or register a security of the Company or any of its Subsidiaries; (iii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Transaction Securities as described in the Transaction Documents; and (iv) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. All prior sales of securities of the Company were either registered under the Securities Act and applicable state securities laws or exempt from such registration, and no security holder has any rescission and/or similar rights with respect thereto.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to SECTION 13(A) or SECTION 15(D) of the Exchange Act, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC REPORTS" and, together with the Disclosure Schedules to this Agreement, the "DISCLOSURE MATERIALS"). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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                  (i) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (j) LITIGATION. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), including, but not limited to, the Federal Trade Commission, the Food and Drug Agency, the Consumer Product Safety Commission, the United States Department of Agriculture and any State Attorney General (collectively, an "ACTION") which does and/or could (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents and/or the Transaction Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any current director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission and/or other entity involving the Company or any current directors or officers of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                  (l) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i),
(ii) and (iii) as would not result in a Material Adverse Effect.

                  (m) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

                  (o) INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own, or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement, except where such expiration or termination would not have either individually or in the aggregate a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  (p) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. None of the officers, directors and/or employees of the Company and the Subsidiaries are a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

                  (q) INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (r) CERTAIN FEES. Except for payments payable to the Placement Agent or Duncan Capital LLC by the Company, the Company has not entered into agreement to pay any brokerage or finder's fees or commissions to any person including, but not limited to, any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement, except to the extent a Purchaser made an agreement to make any such payment.

                  (s) PRIVATE PLACEMENT. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Investor Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Transaction Securities hereunder does not contravene the rules and regulations of the Trading Market.

                  (t) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (u) LISTING AND MAINTENANCE REQUIREMENTS. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all listing and maintenance requirements of the Trading Market on which the Common Stock is listed.

                  (v) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Investor Securities.

                  (w) NO GENERAL SOLICITATION. Neither the Company, its Subsidiaries, any of their affiliates nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Transaction Securities.

                  (x) NO INTEGRATED OFFERING. Neither the Company, its Subsidiaries, any of their affiliates nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Transaction Securities under the Securities Act or cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Transaction Securities under the Securities Act or cause the Offering to be integrated with other offerings.

                  (y) TAX STATUS. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except when the failure to do so would not have a Material Adverse Effect, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations or to the Company's knowledge otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  (z) REGISTRATION RIGHTS. Except with respect to Purchasers and the Placement Agent and except as provided on SCHEDULE 3.1(Z) hereto, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                  (aa) RIGHT OF FIRST REFUSAL. Except with regards to the Placement Agreement and Duncan Capital, LLC, no person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to offerings of securities by the Company.

                  (bb) DISCLOSURE. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (cc) INSURANCE. Each of the Company and its Subsidiaries maintain insurance of the types and in the amounts deemed adequate for its business, including, but not limited to, product liability insurance, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                  (dd) ENVIRONMENTAL. The Company and each of its Subsidiaries is, to the best of its knowledge, in compliance with all applicable published rules and regulations (and applicable standards and requirements) of the United States Environmental Protection Agency (the "EPA") and of any similar State agency. There is no suit, claim, action or proceeding now pending before any court, governmental agency or board, or other forum, nor is any of the same threatened by any person or entity; and, there is no fact or circumstance actually known to the Company which could reasonably be anticipated to be the basis for any such suit, claim, action or proceeding, for (i) noncompliance by the Company with any environmental law, rule, regulation or requirement, or (ii) relating to the release or threatened release into the environment by the Company of any pollutant, toxic or hazardous material, oil, or waste generated by the Company. The Company has not released any Hazardous Materials (as hereinafter defined) at any site owned or leased by the Company or shipped any Hazardous Materials for treatment, storage or disposal at any other site of facility. For purposes of this SECTION 3.1(DD), "HAZARDOUS MATERIALS" shall mean and include any solid, hazardous or toxic waste, substance or material as defined in the United States Resource Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act; the Comprehensive Environmental Response, Compensation and Liability Act; applicable state laws for the protection of the environment, and the regulations promulgated under any of the foregoing.

                  (ee) CONDUCT OF BUSINESS. Since November 30, 2003, the Company has not (a) incurred any debts, obligations or liabilities, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business, having a Material Adverse Effect, (b) made or suffered any changes in its contingent obligations by way of guaranty, endorsement (other than the endorsement of checks for deposit in the usual and ordinary course of business), indemnity, warranty or otherwise, (c) discharged or satisfied any liens other than those securing, or paid any obligation or liability other than, current liabilities shown on the balance sheet dated as at November 30, 2003 and forming part of the SEC Documents, and current liabilities incurred since November 30, 2003, in each case in the usual and ordinary course of business, (d) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, (e) sold, transferred or leased any of its assets except in the usual and ordinary course of business, (f) cancelled or compromised any debt or claim, or waived or released any right, of material value, (g) suffered any physical damage, destruction or loss (whether or not covered by insurance) adversely affecting the properties or business of the Company, (h) entered into any transaction other than in the usual and ordinary course of business except for this Agreement and the related agreements referred to herein, (i) encountered any labor difficulties or labor union organizing activities, (j) made or granted any wage or salary increase or entered into any employment agreement, (k) issued or sold any shares of capital stock or other securities or granted any options with respect thereto, or modified any equity security of the Company, (l) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding equity securities, (m) suffered or experienced any change in, or condition affecting, its condition (financial or otherwise), properties, assets, liabilities, business operations or results of operations other than changes, events or conditions in the usual and ordinary course of its business, having (either by itself or in conjunction with all such other changes, events and conditions) a Material Adverse Effect, (n) made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted, or (o) entered into any agreement or otherwise obligated itself, to do any of the foregoing.

                  (ff) FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds,
(b) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (c) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company, acknowledging that the Company is relying upon the accuracy and completeness of the representations and warranties set forth herein to, among other things, ensure that registration under Section 5 of the Securities Act is not required in connection with the sale of the Securities hereby, as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Purchaser, if not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) INVESTMENT INTENT. Such Purchaser understands that the Investor Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Investor Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Investor Securities or any part thereof, has no present intention of distributing any of such Investor Securities and has no arrangement or understanding with any other persons regarding the distribution of such Investor Securities (this representation and warranty not limiting such Purchaser's right to sell the Investor Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Investor Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Investor Securities.

                  (c) PURCHASER STATUS. At the time such Purchaser was offered the Shares and Warrants, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not, and is not required to be, registered as a broker-dealer under Section 15 of the Exchange Act. In making an investment decision as to whether to purchase the Shares and Warrants offered hereby, each Purchaser has relied solely upon the SEC Reports and the representation and warranties of the Company contained herein. Each Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the officers and all such questions have been asked and answered by the Company to the satisfaction of the Purchaser.

                  (d) EXPERIENCE OF SUCH PURCHASER. Each Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Investor Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Investor Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e) GENERAL SOLICITATION. Such Purchaser is not purchasing the Shares and Warrants as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f) COMPLIANCE WITH THE SECURITIES LAWS. Such Purchaser hereby confirms its understanding that it may not cover short sales made prior to the Effective Date with shares of Common Stock registered for resale on the Registration Statement.

                  (g) NO CONFLICTS. Neither the execution and delivery of this Agreement and/or any Transaction Document, nor the consummation of the Transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of its organizational documents or other similar governing instruments.

                  (h) NO ADVICE. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Investor Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Investor Securities.

                  (i) NO LITIGATION, ETC. There is no action, suit, proceeding, judgment, claim or investigation pending or, to the knowledge of the Purchaser, threatened against the Purchaser which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by the Transaction Documents.

                  (j) APPROVALS. The execution, delivery and performance by the Purchaser of this Agreement and the Transaction Documents to which it is a party, and the consummation of the transactions set forth herein require no material action by or in respect of, or material filing with, any governmental body, agency, official or authority, by the Purchaser other than (i) any filings, authorizations, consents and approvals as may be required under the Hart-Scott-Rodino Improvements Act of 1976, as amended; (ii) the filing by the Purchaser with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby, and (iii) any filings required by the securities or blue sky laws of the various states.

                  (k) PLACEMENT AGENT. Each Purchaser agrees that neither the Placement Agent nor any of its respective directors, officers, affiliates, employees or agents shall be liable to the Purchaser for any action taken or omitted to be taken by it in connection therewith, except for willful misconduct or gross negligence.

         The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
SECTION 3.2 and SECTION 4.1.

                                  ARTICLE IV.

                         OTHER AGREEMENTS OF THE PARTIES

         4.1 TRANSFER RESTRICTIONS.

                  (a) The Investor Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Investor Securities other than pursuant to an effective registration statement, or in connection with a pledge as contemplated in SECTION 4.1(B) hereof, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Investor Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this SECTION 4.1(b), of a legend on any of the Investor Securities in the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a BONA FIDE margin agreement with a registered broker-dealer or grant a security interest in some or all of the Investor Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Investor Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection with the grant of the pledge. Further, no notice shall be required of grant of the pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Transaction Securities may reasonably request in connection with a pledge or transfer of the Investor Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Notwithstanding anything to the contrary, any such pledgee shall not be entitled to any rights under any of the Transaction Documents unless and until such pledgee executes a written agreement to be bound by Purchasers' obligations under the Transaction Documents.

                  (c) Subject to compliance with all laws, rules and regulations including, but not limited to, the Securities Act and the Exchange Act, certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in SECTION 4.1(B)), (i) following any sale of the Shares or Warrant Shares pursuant to a registration statement (including the Registration Statement) covering the resale of such security, or
(ii) following any sale of the Shares or Warrant Shares pursuant to Rule 144, or
(iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k) and appropriate documentation is provided satisfactory to legal counsel to the Company, or (iv) if such legend is not required under applicable regulation of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company agrees that at such time as such legend is no longer required under and pursuant to this SECTION 4.1(C), it will, no later than two (2) Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares and/or Warrant Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) Each Purchaser severally and not jointly agrees that the removal of the restrictive legend from certificates representing the Shares and the Warrant Shares as set forth in this SECTION 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Investor Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

         4.2 FURNISHING OF INFORMATION. Until the date no Purchaser owns any Investor Securities, the Company covenants and agrees to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Until the date no Purchaser owns any Investor Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell any Shares and Warrant Shares under Rule 144. The Company further covenants and agrees that it will take such further action as any holder of Investor Securities may reasonably request, all to the extent required from time to time to enable such person to sell any Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.3 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of any of the Transaction Securities in a manner that would require the registration under the Securities Act of the sale of the Investor Securities to the Purchasers or that would be integrated with the offer or sale of the Investor Securities for purposes of the rules and regulations of any Trading Market.

         4.4 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall by the end of the business on the Business Day following the Closing issue a press release or file a Current Report on Form 8-K, disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission. The Company and the Placement Agent shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Placement Agent shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Placement Agent, or without the prior consent of the Placement Agent, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except
(i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

         4.5 SHAREHOLDERS RIGHTS PLAN. No claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Investor Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

         4.6 USE OF PROCEEDS. The Company covenants and agrees that all of the net proceeds that it receives from the sale of the Shares and Warrants pursuant to this Agreement, although distributed, allocated and expended by the Company in its sole discretion, shall be used for general working capital and corporate purposes.

         4.7 FORM D AND BLUE SKY. The Company shall file a Form D with respect to the Transaction Securities as required under Regulation D under the Securities Act and, upon written request, provide a copy thereof to each Purchaser and the Placement Agent promptly after such filing. The Company shall, on or before the Closing, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify any Transaction Securities for sale to the Purchasers and/or the Placement Agent pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing. The Company shall make all filings and reports relating to the offer and sale of the Transaction Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing.

         4.8 RESERVATION OF COMMON STOCK. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares, the Warrant Shares and the Agent Shares.

         4.9 LISTING OF COMMON STOCK. The Company hereby agrees to maintain the listing of the Common Stock on its current Trading Market, and immediately file with the Trading Market to list the applicable Shares, Warrant Shares and Agent Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, Warrant Shares and Agent Shares and will take such other action as is necessary or desirable in the opinion of the Purchasers to cause the Shares, Warrant Shares and Agent Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action necessary to continue the listing and trading of its Common Stock on its current Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

         4.10 INDEMNIFICATION BY THE PURCHASERS. Each of the Purchasers severally and not jointly agrees to indemnify and hold harmless the Company and its officers, directors, agents, representatives, shareholders and employees and each of their respective affiliates, from and against any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such party may suffer or incur which are caused by or arise out of (i) any material misrepresentation or material breach or default in the performance by it of any covenant or agreement made by it in this Agreement or in any of the Transaction Documents; or (ii) any material misrepresentation or material breach of warranty or representation made by it in this Agreement or in any of the Transaction Documents. Notwithstanding anything to the contrary provided herein or elsewhere, the liability of each Purchaser under this SECTION 4.10 shall be limited to the amount paid by the Purchaser pursuant hereto to purchase the Investor Securities, and the procedures and timing for indemnification by the Purchasers under this SECTION
4.10 shall follow the procedures and provisions of SECTIONS 5.16(B) AND (C), MUTATIS MUTANDIS, with respect to indemnification by the Company of the Purchasers.

         4.11 REPORTING OBLIGATIONS. So long as any Purchaser beneficially owns any Investor Securities, the Company shall continue to file or furnish pursuant to the Exchange Act or the Securities Act, and the Company shall use commercially reasonable best efforts to maintain it status as an issuer required to file such reports under the Exchange Act. In addition, the Company shall take all actions necessary to continue to meet the "registrant eligibility" requirements set forth in the general instructions to Form SB-2 or any successor form thereto, to continue to be eligible to register the resale of the Shares, the Warrant Shares and the Agent Shares under the Securities Act on such Form.

                                   ARTICLE V.

                                  MISCELLANEOUS

         5.1 FEES AND EXPENSES. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

         5.2 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on (a) the next Business Day, if sent by U.S. nationally recognized overnight courier service, or (b) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications to the Company shall be as set forth below and for each Purchaser shall be as set forth on the signature pages attached hereto.

         If to the Company:

                  MIV Therapeutics, Inc.
                  1-8765 Ash Street
                  Vancouver, B.C.
                  Canada, V6P 6T3
                  Attention:  Chief Executive Officer
                  Telephone: (604) 301-9545
                  Facsimile:  (604) 301-9546

         With a copy to:

                  Braun & Company
                  #702- 777 Homby Street
                  Vancouver, B.C.
                  Canada, V6Z 1S2
                  Attention:  Thomas A. Braun
                  Telephone:  (604) 605-0507
                  Facsimile:   (604) 605-0508

         5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.5 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser, however, may assign any or all of its Investor Securities and/or rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Investor Securities and otherwise, by the provisions hereof that apply to the "Purchasers."

         5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the IN PERSONAM jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

         5.9 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares and Warrants and until no Purchaser owns any Shares, Warrants and/or Warrant Shares.

         5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 REPLACEMENT OF INVESTOR SECURITIES. If any certificate or instrument evidencing any Investor Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Investor Securities.

         5.13 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.14 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall, to the extent permissible under applicable law, be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.15 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

         5.16 INDEMNIFICATION BY THE COMPANY.

                  (a) The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, agents and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (including the cost (including without limitation, reasonable attorneys' fees) and expenses relating to an Indemnified Party's (as defined below) actions to enforce the provisions of this SECTION 5.16) (collectively, "LOSSES"), as incurred, to the extent arising out of or relating to (i) any material misrepresentation or material breach of any representation or warranty made by the Company in the Transaction Documents, or, (ii) any material breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, or (iii) any cause of action, suit or claim brought or made against such Indemnified Party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents executed pursuant hereto by any of the Indemnified Parties. If the indemnification provided for in this SECTION 5.16 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party (as defined below), in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Company (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; PROVIDED, HOWEVER, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the

Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  (c) TIMING OF PAYMENTS. All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this SECTION 5.16 shall be paid to the Indemnified Party, as incurred, within five (5) Trading Days of written notice thereof to the Indemnifying Party; PROVIDED, HOWEVER, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                             MIV THERAPEUTICS, INC.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                            PURCHASERS SIGNATURE PAGE

----------------------------------

By:
    ------------------------------
    Name:
    Title:

----------------------------------
Address

----------------------------------
Facsimile Number

----------------------------------
Tax Id #:

SUBSCRIPTION AMOUNT:$_____________

----------------------------------

By:
    ------------------------------
    Name:
    Title:

----------------------------------
Address

----------------------------------
Facsimile Number

----------------------------------
Tax Id #:

SUBSCRIPTION AMOUNT:$_____________

----------------------------------

By:
    ------------------------------
    Name:
    Title:

----------------------------------
Address

----------------------------------
Facsimile Number

----------------------------------
Tax Id #:

SUBSCRIPTION AMOUNT:$_____________

                         INDEX OF EXHIBITS AND SCHEDULES

                                    EXHIBITS
                                    --------

EXHIBIT A                  -        Form of Registration Rights Agreement

EXHIBIT B-1                -        Form of Series A Warrant

EXHIBIT B-2                -        Form of Series B Warrant

EXHIBIT C                  -        Form of Selling Shareholder Questionnaire

                                    SCHEDULES
                                    ---------

SCHEDULE 1                 -        List of Purchasers and Securities Received

SCHEDULE 3.1(a)            -        Subsidiaries

SCHEDULE 3.1(g)            -        Capitalization, Etc.

SCHEDULE 3.1(z)            -        Registration Rights

                                    EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT
                      -------------------------------------

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of March 17, 2004, by and among MIV Therapeutics, Inc. (the "COMPANY"), and the investors signatory hereto (each a "PURCHASER" and collectively, the "PURCHASERS").

         This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof by and among the Company and the Purchasers (the "PURCHASE AGREEMENT").

         The Company and the Purchasers hereby agree as follows:

         ARTICLE I. DEFINITIONS. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN THAT ARE DEFINED IN THE PURCHASE AGREEMENT SHALL HAVE THE MEANINGS GIVEN SUCH TERMS IN THE PURCHASE AGREEMENT. AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

         "EFFECTIVENESS DATE" means, with respect to the Registration Statement required to be filed pursuant to SECTION 2(A) of this Agreement, the earlier of
(a) the 120th calendar day from the Closing Date, and (b) the date on which the Commission declares the effectiveness of the Registration Statement.

         "EFFECTIVENESS PERIOD" shall have the meaning set forth in SECTION
2(a).

         "FILING DATE" means, with respect to the Registration Statement required to be filed hereunder, the date fifteen (15) calendar days from the Closing Date.

         "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities (including any permitted assignee).

         "INDEMNIFIED PARTY" shall have the meaning set forth in SECTION 5(C).

         "INDEMNIFYING PARTY" shall have the meaning set forth in SECTION 5(C).

         "LOSSES" shall have the meaning set forth in SECTION 5(A).

         "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "REGISTRABLE SECURITIES" means the Shares, the Warrant Shares and any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing or in connection with any provisions in the Warrants.

         "REGISTRATION STATEMENT" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

         "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "RULE 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "WARRANTS" shall mean the Common Stock purchase warrants issued to the Purchasers pursuant to the Purchase Agreement.

                           ARTICLE II. REGISTRATION.

         2.1 Mandatory Registration. No later than the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case the Registration shall be on another appropriate form in accordance herewith). The Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) the "PLAN OF DISTRIBUTION" attached hereto as ANNEX A (which may be modified to respond to comments, if any, received by the Commission). The Company shall cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement (a) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without any volume or other restrictions pursuant to Rule 144(k) (the "EFFECTIVENESS PERIOD").

         2.2 Filing Default Liquidation Damages. If a Registration Statement is not filed on or prior to the Filing Date, then, in addition to any other rights the Holders may have hereunder or under applicable law, the Company shall pay to each Holder an amount in cash until the date a Registration Statement is filed and/or the Registrable Securities may be sold pursuant to Rule 144(k), as liquidated damages and not as a penalty, equal to (i) one (1%) percent of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for the first thirty (30) days or any part thereof following the Company's failure to file, and (ii) an additional one (1%) percent of the aggregate purchase paid by such Holder thereunder for each thirty (30) day period subsequent thereto (or any part thereof), such payment(s) to be made in immediately available funds no later than five (5) days after the first date of each 30 day period (or any part thereof), as the case may be, during the Company's failure to file.

         2.3 Effectiveness Default Liquidation of Damages. In addition to any liquidated damages paid, accrued and/or to be paid pursuant to Section 2(b) above if (1) a Registration Statement is not declared effective on or prior to June 15, 2004 (July 15, 2004, if reviewed by the SEC), or (2) if a Registration Statement has been declared effective and subsequent hereto is not effective for any period of time until the date no Holder owns any Registrable Securities or Warrants (an "EFFECTIVENESS DEFAULT"), then in addition to any other rights the Holders may have hereunder or under applicable law, the Company shall pay to each Holder an amount in cash until the date a Registration Statement is declared effective (or if previously declared effective until the date the Registration Statement becomes effective again), as liquidated damages and not as a penalty, equal to (i) one (1%) percent of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for the first thirty (30) days or any part thereof, and (ii) an additional one (1%) percent of the aggregate purchase price paid by such Holder thereunder for each thirty (30) day period subsequent thereto (or part thereof) until the earlier of (a) such date the Registration Statement is declared effective (or if previously declared effective, until the date the Registration Statement becomes effective again), and (b) no Holder owns any Registrable Securities or Warrants. Any such payment(s) shall be made in immediately available funds no later than five (5) days after the first day of each 30 day period of each such Effectiveness Default.

         2.4 Piggyback Registrations Rights. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities (other than the Registrable Securities of a Holder that failed to comply with its obligations under Section 3(j) hereof), and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within ten (10) days after receipt by a Holder, the Company shall receive a request in writing from any such Holder, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that (i) if, at any time after giving written notice of is intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities. Notwithstanding the foregoing, nothing in this paragraph (d) shall permit the Company to file a registration statement in contravention of the restrictions in Section 6(b).

         2.5 Sufficient Number of Shares Registered. In the event the number of shares of Common Stock covered under a Registration Statement filed pursuant to
Section 2(a) is insufficient to cover all of the Registrable Securities which such Registration Statement is required to cover, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the Registrable Securities, in each case, as soon as practicable, but in any event not later than three (3) business days after the necessity therefor arises. The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares of Common Stock covered under a Registration Statement shall be deemed "INSUFFICIENT TO COVER ALL OF THE REGISTRABLE SECURITIES" if the number of Registrable Securities issued or issuable upon exercise of the Warrants covered by such Registration Statement is greater than the number of shares of Common Stock available for resale under the Registration Statement to cover shares issued or issuable upon exercise of the Warrants.

     ARTICLE III. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

         3.1 Not less than five (5) Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders, and (ii) subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company, cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act.

         3.2 (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement (subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company).

         3.3 Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five (5) Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders, subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.4 Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

         3.5 Promptly deliver to each Holder no later than two (2) business days after the Effectiveness Date, without charge, two (2) copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto (and, upon the request of the Holder such additional copies as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities). The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

         3.6 Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

         3.7 If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

         3.8 Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.9 Use its best efforts to comply with all applicable rules and regulations of the Commission relating to the registration of the Registrable Securities pursuant to the Registration Statement or otherwise.

         3.10 The Company agrees that the Selling Shareholder Questionnaire attached to the Purchase Agreement as EXHIBIT C, satisfies all of the information required to be provided by each Holder in connection with the Registration Statement. The Company shall not be required to include any Holder that does not complete a Selling Shareholder Questionnaire.

         3.11 The Company shall either (a) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or the Nasdaq SmallCap Market, or, (c) if the Company is unsuccessful in satisfying the preceding clauses (a) or (b), the Company shall secure the inclusion for quotation on The American Stock Exchange, Inc. or if it is unable to, the NASD Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two
(2) market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

         3.12 The Company shall make all documents, files, books, records, officers, directors and employees of the Company reasonably available to any Holder, legal counsel to the Holders and one firm of accountants or other agents retained by the Holders (collectively, the "INSPECTORS"), and make such other accommodations as are reasonably necessary for the Inspectors, if any, to perform a due diligence review of the Company; provided, however, that all such information ("CONFIDENTIAL INFORMATION") will be kept confidential and not utilized by the Inspectors except as contemplated herein and except as required by law or court order. The term Confidential Information also includes any information included in a draft Registration Statement or any related Prospectus or any amendment or supplement hereto provided to a Holder pursuant to Section 3(a). The term Confidential Information does not include information that (a) is already in possession of such other party (other than that which is subject to another confidentiality agreement unless obtained from a third party where the receiving party knows that the third party was subject to a confidentiality agreement), (b) becomes generally available to the public, or (c) becomes available on a non-confidential basis from a source other than the Company unless obtained from a third party where the receiving party knows that the third party was subject to a confidentiality agreement. Each Holder agrees that it shall, upon learning that disclosure of such Confidential Information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

         3.13 The Company shall hold in confidence and not make any disclosure of information concerning any Holder provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (d) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (e) such Holder consents to the form and content of any such disclosure (the Holders shall be deemed to consent to the inclusion of any information provided in the Selling Shareholder Questionnaire in the Registration Statement, any prospectus related thereto, and any amendments or supplements thereto). The Company agrees that it shall, upon learning that disclosure of such information concerning any Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         3.14 The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder so long as the Holder owns any Registrable Securities, but in no event longer than two (2) years; provided, however, the Company may delay any such filing but only pursuant to Rule 12b-25 under the Exchange Act, and the Company shall take such further action as any Holder of Registrable Securities may reasonably request (including without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

ARTICLE IV. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement, other than fees and expenses of counsel of any other advisor retained by the Holders and discounts and commissions with respect to the sale of any Registrable Securities by the Holders. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses
(A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

                           ARTICLE V. INDEMNIFICATION

         5.1 Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (including the cost (including without limitation, reasonable attorneys' fees) and expenses relating to an Indemnified Party's actions to enforce the provisions of this Section 5) (collectively, "LOSSES"), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), or (3) the failure of the Holder to deliver a prospectus prior to the confirmation of a sale. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

         5.2 Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading
(i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished (or in the case of an omission, not furnished) in writing by or on behalf of such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), or (3) the failure of the Holder to deliver a Prospectus prior to the confirmation of a sale. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the Subscription Amount paid by the Holder in the Purchase Agreement.

         5.3 Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; PROVIDED, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

         5.4 Contribution. If a claim for indemnification under Section 5(a) or
Section 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

         5.5 The parties hereto agree that it would not be just and equitable if contribution pursuant to Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

ARTICLE VI. MISCELLANEOUS.

         6.1 Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         6.2 No Piggyback on Registrations. Other than those securities (including securities issuable upon exercise of warrants) that may be issued to Holders and/or the Placement Agent and/or its designee(s), the securities set forth on Schedule 3.1(z) of the Purchase Agreement and such other securities as may be consented to in writing by the Placement Agent, neither the Company nor any of its security holders may include securities of the Company in a Registration Statement filed pursuant to Section 2(a) hereof. Other than pursuant to rights granted to the Placement Agent and/or to Holders in this Agreement, no Person has any right to cause the Company to effect a registration under the Securities Act of any securities of the Company. The Company shall not and will not file any other registration statement until sixty (60) days after the Effective Date without the written consent of the Placement Agent.

         6.3 Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

         6.4 Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

         6.5 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least 75% of the then outstanding Registrable Securities (assuming the exercise of all Warrant Shares, whether exercised or not).

         6.6 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or
(ii) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Purchase Agreement

         6.7 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

         6.8 Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         6.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the IN PERSONAM jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

         6.10 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         6.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         6.12 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         6.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         6.14 Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by any Holder to any transferee of all or any portion of Registrable Securities if: (a) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned; and (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                            MIV THERAPEUTICS, INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

         (PURCHASERS SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                            ------------------------------------

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            ------------------------------------

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            ------------------------------------

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                     ANNEX A

                              PLAN OF DISTRIBUTION
                              --------------------

         The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;

         o block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker/dealer as principal and resale by the broker/dealer for its account;

         o an exchange distribution in accordance with the Rules of the applicable exchange;

         o        privately negotiated transactions;

         o        settlement of short sales;

         o broker/dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

         o        a combination of any such methods of sale; and

         o        any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

         Broker/dealers engaged by the Selling Stockholders may arrange for other brokers/dealers to participate in sales. Broker/dealers may receive commissions from the Selling Stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

         The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

         The Selling Stockholders and any broker/dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker/dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

         The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                   EXHIBIT B-1

                            FORM OF SERIES A WARRANT
                            ------------------------

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

                             MIV THERAPEUTICS, INC.

           SERIES A WARRANT TO PURCHASE ______ SHARES OF COMMON STOCK

                             (SUBJECT TO ADJUSTMENT)

                          (VOID AFTER MARCH ___, 2009)

         PPW - __

THIS COMMON STOCK PURCHASE WARRANT CERTIFIES that, for value received, _____________ (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after March ___, 2004 (the "EXERCISE DATE") and on or prior to the close of business on March ___, 2009 (the "TERMINATION DATE"), but not thereafter, to subscribe for and purchase from MIV Therapeutics, Inc., a Nevada corporation (the "COMPANY"), up to ____________ [50% OF SHARES OF COMMON STOCK PURCHASED] shares (the "WARRANT SHARES"), of common stock, par value $.001 per share, of the Company (the "COMMON STOCK"). The initial purchase price of one (1) share of Common Stock under this Warrant shall be (i) $0.66 (the "EXERCISE PRICE"). The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided elsewhere herein.

CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED THE DATE HEREOF AND BETWEEN THE COMPANY AND THE PURCHASERS SET FORTH ON SCHEDULE 1 THERETO (THE "PURCHASE AGREEMENT").

         ARTICLE VI. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

         ARTICLE VII. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue and liens and charges incurred by the Holder).

         ARTICLE VIII. Exercise of Warrant

         8.1 Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company), and upon payment of the Exercise Price of the Warrant Shares (subject to Section 3(d) below), thereby purchased by wire transfer or cashier's check drawn on a United States bank or by means of a cashless exercise pursuant and subject to Section 3(d) (if applicable), the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder within three
(3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been properly exercised by receipt by the Company of the Notice to Exercise and payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 have been paid. If such conditions by the Holder have been met, and the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the close of business on the third (3nd ) Trading Day after the date of such conditions being met by the Holder, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to a proper exercise, by the Holder, by the close of business on the third (3nd) Trading Day after the date of exercise, and if after such third (3rd) Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "BUY-IN"), then the Company shall, upon receipt of a letter from the Holder's brokerage firm (or its clearing firm or similar organization) stating the amount of the Buy-In, (1) pay in immediately available funds to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $100 to cover a Buy-In with respect to an attempted exercise of Warrant Shares with an aggregate sale price giving rise to such purchase obligation of $80, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $20. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares as required pursuant to the terms hereof.

         8.2 If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

         8.3 The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 3(a) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own five 5% percent or greater of the number of shares of the Common Stock issued and outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 3(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within three (3) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Company Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 3(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The Holder is solely responsible for all calculations required in this Section 3(c).

         8.4 If, but only if, at the time of exercise of this Warrant (in whole or in part) at any time after the Effectiveness Date (as defined in the Registration Rights Agreement) there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

                  (A) = the Closing Price on the Trading Day preceding the date of such election;

                  (B) = the Exercise Price of the Warrants, as adjusted; and

                  (X) = the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

         ARTICLE IX. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

         ARTICLE X. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         ARTICLE XI. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

         ARTICLE XII. Transfer, Division and Combination.

         12.1 Subject to compliance with any applicable securities laws and the conditions set forth in Section 1 and Section 7(e) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

         12.2 This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         12.3 The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

         12.4 The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

         12.5 If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

         ARTICLE XIII. No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         ARTICLE XIV. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate. ARTICLE XV. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday in the State of New York.

         ARTICLE XVI. Certain Adjustments to Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall
(i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder pursuant to this
Section 11, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         ARTICLE XVII. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock (other than as set forth in Section 11), consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to any class of common stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) and, if an entity different from the successor or acquiring corporation, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such transaction, shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "COMMON STOCK OF THE SUCCESSOR OR ACQUIRING CORPORATION" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         ARTICLE XVIII. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         ARTICLE XIX. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         ARTICLE XX. Notice of Corporate Action. If at any time:

         20.1 the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

         20.2 there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

         20.3 there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with SECTION 17(d). Failure to give such notice, or any defect therein, shall not affect the validity of such action, so long as such failure does not materially prejudice the rights of the Holders.

         ARTICLE XXI. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the principal Trading Market upon which the Common Stock may be listed.

         21.1 Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         21.2 Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         ARTICLE XXII. Miscellaneous.

         22.1 Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the Company, and by its acceptance of this Warrant, the Holder, hereby covenant and irrevocably submit to the IN PERSONAM jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

         22.2 Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered for resale under the Securities Act, will have legends imprinted upon any stock certificates evidencing such Warrant Shares and the Company will notify its transfer agent of restrictions upon resale imposed by the applicable state and federal securities laws.

         22.3 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         22.4 Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided, however, upon any permitted assignment of this Warrant, the assignee shall promptly provide the Company with its contact information.

         22.5 Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         22.6 Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         22.7 Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

         22.8 Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

         22.9 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

         22.10 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  March __, 2004

                                            MIV THERAPEUTICS, INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                               NOTICE OF EXERCISE

To:      MIV Therapeutics, Inc.

The undersigned hereby elects to purchase ________ Warrant Shares of MIV Therapeutics, Inc. pursuant to the terms of the attached Series A Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         1.       Payment shall take the form of (check applicable box):

                  o        in lawful money of the United States; or

                  o the cancellation of such number of Warrant Shares as is necessary, in accordance with and pursuant to
                           SECTION 3(D) (but only if, at the time of exercise of this Warrant at any time after the Effectiveness Date (as defined in the Registration Rights Agreement) there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder), to exercise this Series A Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedures set forth in SECTION 3(D).

         2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                              --------------------

             The Warrant Shares shall be delivered to the following:

                              --------------------

         3. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended, and reaffirms the representations and warranties set forth in SECTION 3.2 of the Purchase Agreement as if made on the date hereof.

                                               [PURCHASER]

                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                              FORM OF ASSIGNMENT*
                              -------------------

FOR VALUE RECEIVED the undersigned registered owner of this Series A Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within the Series A Warrant, with respect to the number of shares of Common Stock set forth below:

  NAME OF ASSIGNEE                   ADDRESS                    NO. OF SHARES
  ----------------                   -------                    -------------

         and does hereby irrevocably constitute and appoint __________________ Attorney to make such transfer on the books of MIV Therapeutics, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:
       --------------------

                                             -----------------------------------
                                             (Signature)

                                             -----------------------------------
                                             (Witness)

         The undersigned Assignee of the Series A Warrant hereby makes to MIV Therapeutics, Inc., as of the date hereof, with respect to the Assignee, all of the representations and warranties made by the Holder in the Registration Rights Agreement and the Purchase Agreement, and the undersigned Assignee agrees to be bound by all the terms and conditions of the Purchase Agreement, the Series A Warrant and the Registration Rights Agreement.

Dated:
       --------------------

                                             -----------------------------------
                                             (Signature)

------------------
* All capitalized terms not otherwise defined herein shall have the meanings set forth in the Warrant.

                                   EXHIBIT B-2

                            FORM OF SERIES B WARRANT
                            ------------------------

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

                             MIV THERAPEUTICS, INC.

           SERIES B WARRANT TO PURCHASE ______ SHARES OF COMMON STOCK

                             (SUBJECT TO ADJUSTMENT)

                          (VOID AFTER MARCH ___, 2009)

         PPW - __

THIS COMMON STOCK PURCHASE WARRANT CERTIFIES that, for value received, _____________ (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Effective Date (the "EXERCISE DATE") and on or prior to the close of business on the date which is six months after the Effective Date (but in no event later than March ___, 2009) (the "TERMINATION DATE"), but not thereafter, to subscribe for and purchase from MIV Therapeutics, Inc., a Nevada corporation (the "COMPANY"), up to (i) ____________ [50% OF SHARES OF COMMON STOCK PURCHASED] shares (the "ADDITIONAL WARRANT SHARES I"), of common stock, par value $.001 per share, of the Company (the "COMMON STOCK") at a purchase price of $0.66 per share (the "ADDITIONAL EXERCISE PRICE I") and (ii) ____________ [25% OF SHARES OF COMMON STOCK PURCHASED] shares (the "ADDITIONAL WARRANT SHARES II," together with the Additional Warrant Shares I, the "WARRANT SHARES"), of Common Stock at a purchase price of $0.75 per share (the "ADDITIONAL EXERCISE PRICE II," together with the Additional Exercise Price I, the "EXERCISE PRICE") of Common Stock. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided elsewhere herein.

CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED THE DATE HEREOF AND BETWEEN THE COMPANY AND THE PURCHASERS SET FORTH ON SCHEDULE 1 THERETO (THE "PURCHASE AGREEMENT").

ARTICLE XXIII. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

ARTICLE XXIV. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue and liens and charges incurred by the Holder).

ARTICLE XXV. Exercise of Warrant

         25.1 Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company), and upon payment of the Exercise Price of the Warrant Shares (subject to Section 3(d) below), thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder within three
(3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been properly exercised by receipt by the Company of the Notice to Exercise and payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 have been paid. If such conditions by the Holder have been met, and the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the close of business on the third (3rd ) Trading Day after the date of such conditions being met by the Holder, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to a proper exercise, by the Holder, by the close of business on the third (3rd) Trading Day after the date of exercise, and if after such third (3rd) Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "BUY-IN"), then the Company shall, upon receipt of a letter from the Holder's brokerage firm (or its clearing firm or similar organization) stating the amount of the Buy-In, (1) pay in immediately available funds to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $100 to cover a Buy-In with respect to an attempted exercise of Warrant Shares with an aggregate sale price giving rise to such purchase obligation of $80, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $20. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares as required pursuant to the terms hereof.

         25.2 If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

         25.3 The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 3(a) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own five 5% percent or greater of the number of shares of the Common Stock issued and outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 3(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within three (3) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Company Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 3(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The Holder is solely responsible for all calculations required in this Section 3(c).

ARTICLE XXVI. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

ARTICLE XXVII. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

ARTICLE XXVIII. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

ARTICLE XXIX. Transfer, Division and Combination.

         29.1 Subject to compliance with any applicable securities laws and the conditions set forth in Section 1 and Section 7(e) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

         29.2 This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         29.3 The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

         29.4 The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

         29.5 If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

ARTICLE XXX. No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

ARTICLE XXXI. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

ARTICLE XXXII. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday in the State of New York.

ARTICLE XXXIII. Certain Adjustments to Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder pursuant to this Section 11, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

ARTICLE XXXIV. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock (other than as set forth in Section 11), consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to any class of common stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) and, if an entity different from the successor or acquiring corporation, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such transaction, shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "COMMON STOCK OF THE SUCCESSOR OR ACQUIRING CORPORATION" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

ARTICLE XXXV. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

ARTICLE XXXVI. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

ARTICLE XXXVII. Notice of Corporate Action. If at any time:

         37.1 the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

         37.2 there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

         37.3 there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with SECTION 17(D). Failure to give such notice, or any defect therein, shall not affect the validity of such action, so long as such failure does not materially prejudice the rights of the Holders.

ARTICLE XXXVIII. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the principal Trading Market upon which the Common Stock may be listed.

         38.1 Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         38.2 Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

ARTICLE XXXIX. Miscellaneous.

         39.1 Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the Company, and by its acceptance of this Warrant, the Holder, hereby covenant and irrevocably submit to the IN PERSONAM jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

         39.2 Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered for resale under the Securities Act, will have legends imprinted upon any stock certificates evidencing such Warrant Shares and the Company will notify its transfer agent of restrictions upon resale imposed by the applicable state and federal securities laws.

         39.3 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         39.4 Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided, however, upon any permitted assignment of this Warrant, the assignee shall promptly provide the Company with its contact information.

         39.5 Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         39.6 Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         39.7 Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

         39.8 Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

         39.9 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

         39.10 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Series B Warrant to be executed by its officer thereunto duly authorized.

Dated:  March __, 2004

                                             MIV THERAPEUTICS, INC.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                               NOTICE OF EXERCISE

To:      MIV Therapeutics, Inc.

The undersigned hereby elects to purchase ________ Additional Warrant Shares I and ________ Additional Warrant Shares II of MIV Therapeutics, Inc. pursuant to the terms of the attached Series B Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         4.       Payment shall take the form of lawful money of the United
                  States.

         5. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                             ----------------------

             The Warrant Shares shall be delivered to the following:

                             ----------------------

         6. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended, and reaffirms the representations and warranties set forth in SECTION 3.2 of the Purchase Agreement as if made on the date hereof.

                                             [PURCHASER]

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                              FORM OF ASSIGNMENT*
                              -------------------

FOR VALUE RECEIVED the undersigned registered owner of this Series B Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within the Series B Warrant, with respect to the number of shares of Common Stock set forth below (please also specify whether shares are exercisable pursuant to Additional Warrant Shares I or Additional Warrant Shares II):

      NAME OF ASSIGNEE           ADDRESS                   NO. OF SHARES
      ----------------           -------                   -------------

         and does hereby irrevocably constitute and appoint ___________________ Attorney to make such transfer on the books of MIV Therapeutics, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:
       ---------------------------

                                             -----------------------------------
                                             (Signature)

                                             -----------------------------------
                                             (Witness)

         The undersigned Assignee of the Series B Warrant hereby makes to MIV Therapeutics, Inc., as of the date hereof, with respect to the Assignee, all of the representations and warranties made by the Holder in the Registration Rights Agreement and the Purchase Agreement, and the undersigned Assignee agrees to be bound by all the terms and conditions of the Purchase Agreement, the Series B Warrant and the Registration Rights Agreement.

Dated:
       ---------------------------

                                             -----------------------------------
                                             (Signature)

--------------------------

* All capitalized terms not otherwise defined herein shall have the meanings set forth in the Series B Warrant.

                                    EXHIBIT C

                    FORM OF SELLING SHAREHOLDER QUESTIONNAIRE
                    -----------------------------------------

                             MIV THERAPEUTICS, INC.
                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial owner of (i) common shares (the "SHARES"), par value $.001 (the "COMMON STOCK") of MIV Therapeutics, Inc. (the "COMPANY"), and (ii) warrants (the "WARRANTS") to purchase shares of Common Stock (the Shares and the shares of Common Stock issuable upon exercise of the Warrants shall collectively be hereinafter referred to as the ("REGISTRABLE SECURITIES"), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form SB-2 (or other eligible form) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Registrable Securities, in accordance with the terms of the Securities Purchase Agreement and the Registration Rights Agreement (collectively, the "AGREEMENTS"), between the Company and the Purchasers named therein.

         In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Agreements applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Registration Statement.

         Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "SELLING SECURITYHOLDER") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreements.

         Pursuant to the Agreements, the undersigned has agreed to indemnify and hold harmless the Company's directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against certain losses arising in connection with statements concerning the undersigned made in the Company's Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

         If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Agreements.

                                  QUESTIONNAIRE

         Please respond to every item, even if your response is "none." If you need more space for any response, please attach additional sheets of paper. In addition, on the attached sheets, please be sure to indicate your name (as well as signature) and the corresponding number of the questionnaire item you are addressing. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

         If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact Thomas A. Braun at Braun & Company, at telephone number (604) 605-0507.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

         o YOUR IDENTITY AND BACKGROUND AS THE BENEFICIAL OWNER OF THE REGISTRABLE SECURITIES.

         (a)      Your full legal name: ________________________________________

         (b) Your business address (including street address) (or residence if no business address), telephone number and facsimile number and email address:

                  Address:   ___________________________________________________

                             ___________________________________________________

                  Telephone: ___________________________________________________

                  Fax:       ___________________________________________________

                  E-mail:    ___________________________________________________

         (c) Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

                  [ ]        Yes.

                  [ ]        No.

         (d) If your response to Item 1(c) above is NO, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

                  [ ]        Yes.

                  [ ]        No.

         For the purposes of this Item 1(d), an "AFFILIATE" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

         o        YOUR RELATIONSHIP WITH THE COMPANY.

         (e) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other type of material relationship with the Company (or its predecessors or affiliates) within the past three years?

                  [ ]        Yes.

                  [ ]        No.

         (f) If your response to Item 2(a) above is YES, please state the nature and duration of your relationship with the Company:
                  ______________________________________________________________

                  ______________________________________________________________

         o        YOUR INTEREST IN THE REGISTRABLE SECURITIES.

         (g) State the principal amount or number of Registrable Securities you beneficially own (as defined on Exhibit A hereto), specifically stating the amount and type of each security.

                  Number of shares: ____________________________________________

         (h) Did you acquire the securities listed in Item 3(a) above pursuant to the Agreements?

                  [ ]        Yes.

                  [ ]        No.

         (i) Aside from the securities addressed in section 3(a) above, do you beneficially own any other securities of the Company?

                  [ ]        Yes.

                  [ ]        No.

         (j) If your answer to Item 3(c) above is YES, please state the type, the aggregate amount and CUSIP No. of such other securities of the Company you beneficially own:

                  Type: ________________________________________________________

                  Aggregate amount: ____________________________________________

         (k) Regarding securities acquired pursuant to the Agreements, do you have arrangements or understandings, either directly or indirectly, in respect to the distribution of the securities?

                  [ ]        Yes.

                  [ ]        No.

         (l) If your response to Item 3(e) above is YES, please describe such arrangements or understandings:
                  ______________________________________________________________

                  ______________________________________________________________

         o        NATURE OF YOUR BENEFICIAL OWNERSHIP.

         (m) If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:
                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         (n) With respect to each general partner listed in Item 4(a) above who (i) is not a natural person, and (ii) is not a publicly held entity, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until all such shareholders are disclosed.
                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         (o) Name each person or entity who will have sole or shared voting or dispositive power over the shares purchased pursuant to the Agreements (the "CONTROLLING ENTITY"). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until all such shareholder are disclosed.

                  (i)(A) Full legal name of Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over the Registrable Securities:
                           _____________________________________________________

                  (B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                           Address: ____________________________________________

                                      __________________________________________

                                      __________________________________________

                           Telephone: __________________________________________

                           Fax:       __________________________________________

                  (C)      Name of shareholders:

                            ____________________________________________________

                            ____________________________________________________

         (p) If the name of the beneficial owner of the securities set forth in your response to Item 4(c) above is that of a limited partnership, state the names of the general partners of such limited partnership:

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         (q) With respect to each general partner listed in Item 4(d) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until all such shareholders are disclosed.

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         (r) Name each person or entity who will have sole or shared voting or dispositive power over the shares listed in Item 3(c) (the "ITEM 3(c) CONTROLLING ENTITY"). If the Item 3(c) Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Item 3(c) Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you all such shareholders are disclosed.

                  (i)(A) Full legal name of Item 3(c) Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over the Registrable
                           Securities:

                           _____________________________________________________

                  (B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                           Address:   __________________________________________

                                      __________________________________________

                                      __________________________________________

                           Telephone: __________________________________________

                           Fax:       __________________________________________

                  (C)      Name of shareholders:

                           _____________________________________________________

                           _____________________________________________________

IF YOU NEED MORE SPACE FOR THIS RESPONSE, PLEASE ATTACH ADDITIONAL SHEETS OF PAPER. IF YOU NEED MORE SPACE FOR ANY RESPONSE, PLEASE ATTACH ADDITIONAL SHEETS OF PAPER. IN ADDITION, ON THE ATTACHED SHEETS, PLEASE BE SURE TO INDICATE YOUR NAME (AS WELL AS SIGNATURE) AND THE CORRESPONDING NUMBER OF THE QUESTIONNAIRE ITEM YOU ARE ADDRESSING. PLEASE NOTE THAT YOU MAY BE ASKED TO ANSWER ADDITIONAL QUESTIONS DEPENDING ON YOUR RESPONSES TO THE FOLLOWING QUESTIONS.

         o        PLAN OF DISTRIBUTION.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

________________________________________________________________________________

________________________________________________________________________________

         The undersigned acknowledges that its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Agreements. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The undersigned beneficial owner and Selling Securityholder hereby acknowledges its obligations under the Agreements to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Agreements, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and Selling Securityholder against certain liabilities.

         In accordance with the undersigned's obligation under the Agreements to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

         All notices to the beneficial owner hereunder and pursuant to the Agreements shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

         By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus. The undersigned agrees to indemnify the Company and hold it harmless against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the material breach by the undersigned of any representation or warranties made herein by the undersigned; PROVIDED, HOWEVER, that such indemnification shall be limited to the amount of gross proceeds actually received by the undersigned from the undersigned's sale of the Registrable Securities.

         Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                             NAME OF BENEFICIAL OWNER:

                                             ___________________________________
                                                      (PLEASE PRINT)

                                             Signature: ________________________

                                             Date: _____________________________

      PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO
                         ______________________________

        One (1) Copy by Facsimile to - Thomas Braun, Fax: (604) 605-0508

                      With the Original copy to Follow to:

                                 Thomas A. Braun
                                 Braun & Company
                            #702 - 777 Hornby Street
                                  Vancouver, BC
                                     V6Z 1S2

                                    EXHIBIT A
                                    ---------

         "BENEFICIAL OWNERSHIP" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which provides in relevant part that:

ARTICLE XL. a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

         40.1 Voting power which includes the power to vote, or to direct the voting of, such security; and/or

         40.2 investment power which includes the power to dispose, or to direct the disposition of, such security.

ARTICLE XLI. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of
Section 13(d) or 13(g) of the Exchange Act shall be deemed for purposes of such sections to be the beneficial owner of such security.

ARTICLE XLII. All securities of the same class beneficially owned by a person, regardless of the form which such beneficial ownership takes, shall be aggregated in calculating the number of shares beneficially owned by such person.

ARTICLE XLIII. Notwithstanding the provisions of paragraphs (a) and (c) of this rule:

         (a) (i) A person shall be deemed to be the beneficial owner of a security, subject to the provisions of paragraph (b) of this rule, if that person has the right to acquire beneficial ownership of such security ... within sixty days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.


                                   SCHEDULE 1
                                   ----------

                         LIST OF PURCHASERS AND AMOUNTS
                         ------------------------------

NAME OF PURCHASER                  AMOUNT OF SHARES AND WARRANT SHARES PURCHASED
-----------------                  ---------------------------------------------
1. ALKI PARTNERS, L.P.       400,000 Shares      200,000 Series A Warrant Shares

                                                 200,000 Series B Warrant Shares ($ 0.66)
                                                 100,000 Series B Warrant Shares ($ 0.75)

2. ALKI FUND, LTD.           266,667 Shares      133,333 Series A Warrant Shares
                                                 133,333 Series B Warrant Shares ($ 0.66)
                                                  66,667  Series B Warrant Shares ($ 0.75)

3. ALPHA CAPITAL AG          777,778 Shares      388,889 Series A Warrant Shares
                                                 388,889 Series B Warrant Shares ($ 0.66)
                                                 194,444 Series B Warrant Shares ($ 0.75)

4. BRIDGES AND PIPES LLC     722,222 Shares      361,111 Series A Warrant Shares
                                                 361,111 Series B Warrant Shares ($ 0.66)
                                                 180,556 Series B Warrant Shares ($ 0.75)

5. BRISTOL INVESTMENT        888,889 Shares      444,444 Series A Warrant Shares
   FUND, LTD.                                    444,444 Series B Warrant Shares ($ 0.66)
                                                 222,222 Series B Warrant Shares ($ 0.75)

6. MICHAEL R. HAMBLETT       300,000 Shares      150,000 Series A Warrant Shares
                                                 150,000 Series B Warrant Shares ($ 0.66)
                                                  75,000 Series B Warrant Shares ($ 0.75)

7. STONESTREET L.P.          833,333 Shares      416,667 Series A Warrant Shares
                                                 416,667 Series B Warrant Shares ($ 0.66)
                                                 208,333 Series B Warrant Shares ($ 0.75)

8. SRG CAPITAL LLC           450,000 Shares      225,000 Series A Warrant Shares
                                                 225,000 Series B Warrant Shares ($ 0.66)
                                                 112,500 Series B Warrant Shares ($ 0.75)

9. TCMP(3) PARTNERS          333,333 Shares      166,667 Series A Warrant Shares
                                                 166,667 Series B Warrant Shares ($ 0.66)
                                                  83,333 Series B Warrant Shares ($ 0.75)

10. WHALEHAVEN FUND          222,178 Shares      111,089 Series A Warrant Shares
    LIMITED                                      111,089 Series B Warrant Shares ($ 0.66)
                                                  55,544 Series B Warrant Shares ($ 0.75)


                                 SCHEDULE 3.1(a)
                                 ---------------

                                  SUBSIDIARIES
                                  ------------

WHOLLY OWNED SUBSIDIARIES
Both subsidiaries are in the same business as the Company and operations have been consolidated in the financial statements and other disclosure information that has been provided.

M-I VASCULAR INNOVATIONS, INC.
A Delaware Corporation
Unit 1, 8765 Ash Street
Vancouver, BC  V6P 6T3

MIVI TECHNOLOGIES, INC.
A Yukon Corporation
Unit 1, 8765 Ash Street
Vancouver, BC  V6P 6T3

                                 SCHEDULE 3.1(g)
                                 ---------------

                                 CAPITALIZATION
                                 --------------

The authorized capital stock of the Company consists of 80,000,000 shares of Common Stock, $0.001 par value and 20,000,000 shares of preferred stock, $0.001 par value. Holders of the Common Stock have no preemptive rights to purchase additional shares of Common Stock or other subscription rights. The Common Stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of Common Stock are entitled to share equally in dividends from sources legally available, therefore, when, as and if declared by the Board of Directors, and upon liquidation or dissolution of the Company, whether voluntary or involuntary, to share equally in the assets of the company available for distribution to stockholders. All outstanding shares of Common Stock are validly authorized and issued, fully paid and non-assessable. The Board of Directors is authorized to issue additional shares of Common Stock not to exceed the amount authorized by the Company's Articles of Incorporation, on such terms and conditions and for such consideration as the Board may deem appropriate without further stockholder action.

As of February 29, 2004, the Company had the following securities issued and outstanding:

Common Shares              37,020,567
Options                      4,180,000
Warrants                   13,821,985

                                 SCHEDULE 3.1(z)
                                 ---------------

                               REGISTRATION RIGHTS
                               -------------------

Karen Ard and Craig Scott                   100,000 Warrants @ $0.75
Edwards-Wilson Group                         71,429 Common Shares
Graham Ivanco                               125,000 Common Shares
Affaires Financiers SA                       57,143 Common Shares
LOM SECURITIES (BERMUDA) LTD.                95,000 COMMON SHARES
                                           ----------------------
Total                                       448,572